SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      FEBRUARY 17, 1999
                                                 ---------------------------



                     WASHINGTON REAL ESTATE INVESTMENT TRUST
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Maryland                           1-6622              53-0261100
--------------------------------------------------------------------------------
(State or other jurisdiction of        (Commission File       (IRS Employer
         incorporation)                     Number)       Identification Number)



6110 Executive Boulevard, Suite 800, Rockville, Maryland          20852
--------------------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code   (301) 984- 9400
                                                    -------------------

ITEM 5   OTHER EVENTS

         Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Data included in the Trust's press release, dated February 17, 1999.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit
         Number
         ------
         99.1 Press Release, February 17, 1999, entitled "1998 Funds From Operations up 21%"

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                     ---------------------------------------
                                  (Registrant)


                           By: /s/ Larry E. Finger
                              -----------------------
                                   (Signature)

                                 Larry E. Finger
                                 Senior Vice President
                                 Chief Financial Officer


        February 24, 1999
        -----------------
             (Date)

Exhibit
Number
------
99.1 Press Release, February 17, 1999, entitled "1998 Funds From Operations up 21%"

Exhibit 99.1
                                                               FEBRUARY 17, 1999


                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                        1998 FUNDS FROM OPERATIONS UP 21%

Washington Real Estate Investment Trust (WRIT) reported today that Funds From Operations (FFO) increased 21% to $49,699,000 for the year ended December 31, 1998 from $41,047,000 for the year ended December 31, 1997. FFO per share increased 13% to $1.39 in 1998 from $1.23 in 1997 on 2,284,000 more shares outstanding. Funds From Operations (FFO) is the primary performance measure for the REIT industry.

4th Quarter 1998 FFO was up 14% to $13,207,000 from $11,590,000 in the 4th
Quarter of 1997. FFO per share increased 14% to $.37 per share in the 4th Quarter of 1998 from $.33 in the 4th Quarter of 1997 on 91,000 more shares outstanding.

The Financial Accounting Standards Board Emerging Issues Task Force recently issued EITF 97-11 requiring that all internal acquisition costs be expensed rather than capitalized. As WRIT has historically expensed these costs, compliance with this pronouncement has had no adverse impact on earnings.

Edmund B. Cronin, Jr., President and CEO, stated that WRIT's strong FFO growth is due to the excellent performance of recent acquisitions, combined with core portfolio net operating income increases of 10% for the year 1998 and 12% in the 4th Quarter of 1998. WRIT's core portfolio excludes properties not owned for the entirety of both periods being compared.

WRIT is a self-administered, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. The Trust owns a diversified portfolio of 54 properties consisting of 12 retail centers, 19 office buildings, 8 apartment properties and 15 industrial/flex properties.

                                    CONTINUED

FOR IMMEDIATE RELEASE                                          FEBRUARY 17, 1999
PAGE 2 OF 3


WRIT has paid consecutive quarterly dividends to its shareholders for 36 years and the annual dividend paid has increased every year for the past 28 years. WRIT's shares are publicly traded on the New York Stock Exchange (symbol: WRE).

CERTAIN STATEMENTS IN THIS PRESS RELEASE ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY. SUCH RISKS, UNCERTAINTIES AND OTHER FACTORS INCLUDE, BUT ARE NOT LIMITED TO, FLUCTUATIONS IN INTEREST RATES, AVAILABILITY OF RAW MATERIALS AND LABOR COSTS, LEVELS OF COMPETITION, THE EFFECT OF GOVERNMENT REGULATION, THE AVAILABILITY OF CAPITAL, WEATHER CONDITIONS AND CHANGES IN GENERAL ECONOMIC CONDITIONS.

                                    CONTINUED

FOR IMMEDIATE RELEASE                                          FEBRUARY 17, 1999
PAGE 3 OF 3

                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                   QUARTER ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                   --------------------------             -----------------------
OPERATING RESULTS                                  1998              1997                1998                1997
-----------------------------------------       ------------  -------------------  ------------------ ------------------
Real estate rental revenue                         $27,440              $22,391            $103,597             $79,429
Real estate expenses                                (7,884)              (6,896)            (31,114)            (25,459)
                                                ------------  -------------------  ------------------ ------------------
                                                    19,556               15,495              72,483              53,970
Real estate depreciation and amortization           (4,127)              (3,286)            (15,399)            (10,911)
                                                ------------  -------------------  ------------------ ------------------
INCOME FROM REAL ESTATE                            $15,429              $12,209             $57,084             $43,059

Other income                                           187                  293                 880               1,011
Interest expense                                    (4,622)              (2,902)            (17,106)             (9,691)
General and administrative                          (1,895)              (1,296)             (6,558)             (4,243)
                                                ------------  -------------------  ------------------ ------------------

INCOME BEFORE GAIN ON SALE OF REAL ESTATE           $9,099               $8,304             $34,300             $30,136
                                                ------------  -------------------  ------------------ ------------------
Gain on sale of real estate                            838                    -               6,764                   -
                                                ------------  -------------------  ------------------ ------------------
NET INCOME                                          $9,937               $8,304             $41,064             $30,136
                                                ============  ===================  ================== ==================
INCOME BEFORE GAIN ON REAL ESTATE PER SHARE          $0.25                $0.23               $0.96               $0.90
                                                ============  ===================  ================== ==================
NET INCOME PER SHARE                                 $0.28                $0.23               $1.15               $0.90
                                                ============  ===================  ================== ==================
Income before gain on sale of real estate           $9,099               $8,304             $34,300             $30,136
Real estate depreciation and amortization            4,127                3,286              15,399              10,911
                                                ------------  -------------------  ------------------ ------------------
FUNDS FROM OPERATIONS                              $13,226              $11,590             $49,699             $41,047
                                                ============  ===================  ================== ==================
FUNDS FROM OPERATIONS PER SHARE                      $0.37                $0.33               $1.39               $1.23
                                                ============  ===================  ================== ==================
DIVIDENDS PAID PER SHARE                             $0.28                $0.27               $1.11               $1.07
                                                ============  ===================  ================== ==================
Weighted average shares outstanding             35,692,042           35,600,731          35,688,334          33,404,012

                                               AS OF              AS OF
BALANCE SHEET DATA                      DECEMBER 31, 1998    DECEMBER 31, 1997
------------------                      --------------------------------------
Cash and temporary investments                 $4,595              $7,908
Real estate assets, at cost (1)               598,874             504,315
Total assets, at cost (1)                     627,008             524,586
Lines of credit payable                        44,000              95,250
Mortgage notes payable                         28,912               7,461
Notes payable                                 210,000             100,000
Total liabilities                             303,447             216,483
Shareholders' equity                          253,733             252,088
Shareholders' equity, at cost (1)            $322,034            $308,103

(1) At cost means adding back accumulated depreciation.

                                       END

WASHINGTON REAL ESTATE INVESTMENT TRUST
Q4 AND YEAR TO DATE 1998 SUPPLEMENTAL DISCLOSURES
PAGE 1 OF 6

CORE PORTFOLIO OPERATING INCOME (NOI) GROWTH BY SECTOR - 4TH QUARTER 1998 VS. 4TH QUARTER 1997

SECTOR

Apartments                                                7.2%
Office Buildings                                         14.2%
Retail Centers                                           16.1%
Industrial Flex Centers                                   5.7%
                                                ---------------
OVERALL CORE PORTFOLIO                                   12.0%

[BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

WRIT Core
Portfolio NOI Growth

Q1      1998          10.1%
Q2      1998           7.5%
Q3      1998           7.5%
Q4      1998          12.0%

CORE PORTFOLIO & OVERALL OCCUPANCY LEVELS BY SECTOR

                               CORE PORTFOLIO               ALL PROPERTIES
                        ----------------------------------------------------
                          4TH QTR        4TH QTR      4TH QTR        4TH QTR
SECTOR                      1998          1997         1998            1997
------                      ----          ----         ----            ----

Apartments                 94.8%          95.6%        95.2%          95.9%
Office Buildings           97.8%          95.3%        97.7%          95.9%
Retail Centers             94.1%          95.6%        93.9%          95.1%
Industrial Flex Centers    97.3%          92.9%        91.9%          92.2%
                           -----          -----        -----          -----
OVERALL PORTFOLIO          96.3%          95.2%        95.8%          95.4%

WASHINGTON REAL ESTATE INVESTMENT TRUST
Q4 AND YEAR TO DATE 1998 SUPPLEMENTAL DISCLOSURES
PAGE 2 OF 6


Q4 1998 STRAIGHT LINE RENTS POTENTIAL FFO IMPACT

WRIT does not straight line rents. However, in the interest of providing for more effective comparisons to our peers, the following is a reconciliation of WRIT's reported FFO to FFO with straight lined rents:

                                                            Q4 1998           Q4 1997
                                                            -------           -------
FFO as Reported                                              $13,207         $ 11,590
Potential Straight Line Adjustment                               279              246
                                                            --------         --------

FFO with Straight Lining                                     $13,486         $ 11,836

Weighted Average Shares                                       35,692           35,601

FFO Per Share as Reported (unrounded)                        $ 0.370          $ 0.326

FFO Per Share with Straight Lining (unrounded)               $ 0.378          $ 0.332

FFO Per Share Growth as Reported (unrounded)                   13.7%

FFO Per Share Growth with Straight Lining (unrounded)          13.7%

Q4 1998 COMMERCIAL LEASING ACTIVITY

In Q4 1998, WRIT executed leases for 470,450 square feet of commercial space at a weighted average initial face rate of $11.68 psf. This represents an increase of 17.6% ($1.86 psf) over the prior rent in place on a cash, i.e., non-straight line basis. Details by sector are as follows:

                  Square      Previous            New
Sector              Feet      Face Rent        Face Rent         $ Increase       % Increase
---------           ----      ---------        ---------         ----------       ----------
Office            143,189      $ 18.47          $ 22.38             $ 3.91           21.2%
Retail             98,196         8.42             8.21               -.21           -2.5%
Industrial        229,065         6.52             7.98               1.46           22.4%
                  -------    ---------          -------            -------         -------
Overall           470,450      $ 10.55          $ 12.41             $ 1.86           17.6%

Sector                 Avg Term          Avg Size         Avg TI

Office                    3.3              2,237         $  2.78
Retail                    5.3              6,137             .26
Industrial                3.3              9,163            1.97
                  -----------       -------------     -----------
Overall                   3.7              4,480         $  1.86

WASHINGTON REAL ESTATE INVESTMENT TRUST
Q4 AND YEAR TO DATE 1998 SUPPLEMENTAL DISCLOSURES
PAGE 3 OF 6


NORTHERN VIRGINIA INDUSTRIAL PARK UPDATE. On May 22, 1998 WRIT acquired the 790,000 square foot Northern Virginia Industrial Park (NVIP). At acquisition, the property was 82.8% leased at an average per square foot rent of $4.25 NNN. WRIT previously disclosed that the property had been under-managed and that the market vacancy rate was approximately 1/2 the project vacancy rate. In addition, WRIT indicated that market rents for the property in a well managed condition would range from $5.00 to $5.50 NNN, depending on the interior office build-out of the various spaces.

As of December 31, 1998, i.e., in the 7 months since acquisition, WRIT has executed the following leases at NVIP:

           65,800 sf   New or Expansion Leases
           95,600 sf   Renewal Leases
          -------      Total Leases @ Weighted Average $5.44 NNN psf
          164,000 sf   (+28% over the existing average rent in the park)

NVIP was 85.4% leased as of 12/31/98.

Q4 1998 ACQUISITIONS

WOODBURN MEDICAL PARK was acquired for $35.2 Million on December 1,1998. The property is located adjacent to both the Capital Beltway (I-495) and INOVA Fairfax Hospital. The Park is comprised of two four-story medical office buildings containing a total of approximately 167,500 rentable square feet. Woodburn Medical Park is in excellent physical condition and is anticipated to produce a first year return on investment of 10.7%, growing to 11.4% in Year 2. Woodburn Medical Park's two buildings were originally designed as medical buildings and feature hospital-sized elevator cabs, high capacity electrical and water service, separate electrical metering for all tenants, and oversized hallways to accommodate various medical needs. These features, combined with the property's location adjacent to INOVA Fairfax Hospital, the Washington area's busiest medical center, resulted in the property's 99.2% occupancy rate at date of acquisition.

Q4 1998 DISPOSITIONS

On December 17, 1998, WRIT sold the 43,582 square foot Dover Mart Shopping Center in Dover, Delaware. The property was sold to a local investor for $1,975,000, resulting in a gain of $838,000. The sales proceeds have been reinvested on a tax-deferred basis in Dulles South IV, a flex property acquired January 28, 1999. The sale was pursuant to WRIT's strategic plan to dispose of properties which do not fit our long-term objectives. During 1998, this plan resulted in the sale of three properties for a total of $11,425,000, yielding a gain of $6,765,000.

WASHINGTON REAL ESTATE INVESTMENT TRUST Q4 AND YEAR TO DATE 1998 SUPPLEMENTAL DISCLOSURES PAGE 4 OF 6

YEAR ENDED 12/31/98 CORE PORTFOLIO OPERATING INCOME (NOI) GROWTH BY SECTOR

SECTOR

Apartments                                                4.2%
Office Buildings                                         13.4%
Retail Centers                                            8.7%
Industrial Flex Centers                                   6.5%
                                                ---------------
OVERALL CORE PORTFOLIO                                    9.6%


YEARS ENDED 12/31/98 & 12/31/97 CORE PORTFOLIO & OVERALL OCCUPANCY LEVELS BY SECTOR

                            CORE PORTFOLIO           ALL PROPERTIES
                        ---------------------------------------------
SECTOR                    1998         1997        1998          1997
------                    ----         ----        ----          ----

Apartments               94.5%         95.6%       94.8%        95.8%
Office Buildings         96.1%         94.2%       96.9%        94.5%
Retail Centers           94.2%         93.6%       94.1%        93.1%
Industrial Flex Centers  98.1%         96.1%       92.8%        95.5%
                         -----         -----       -----        -----
OVERALL PORTFOLIO        95.5%         94.6%       95.5%        94.7%

WASHINGTON REAL ESTATE INVESTMENT TRUST
Q4 AND YEAR TO DATE 1998 SUPPLEMENTAL DISCLOSURES
PAGE 5 OF 6

YEAR ENDED 12/31/98 STRAIGHT LINE RENTS POTENTIAL FFO IMPACT
------------------------------------------------------------

WRIT does not straight line rents. However, in the interest of providing for more effective comparisons to our peers, the following is a reconciliation of WRIT's reported FFO to FFO with straight lined rents:

                                                          1998         1997
                                                          ----         ----
(In 000's except per share amounts)
FFO as Reported                                         $49,699       $41,047
Potential Straight Lining                                 1,094           528
                                                       ---------     ----------

FFO with Straight Lining                                $50,793       $41,575

Weighted Average Shares                                  35,687        33,404

FFO Per Share as Reported  (unrounded)                  $ 1.393        $1.229

FFO Per Share with Straight Lining  (unrounded)         $ 1.423        $1.245

FFO Per Share Growth as Reported  (unrounded)          13.3%

FFO Per Share Growth with Straight Lining (unrounded)  14.3%

1998 COMMERCIAL LEASING ACTIVITY
--------------------------------

In 1998, WRIT executed leases for 1,347,391 square feet of commercial space at a weighted average initial face rate of $14.41 psf. This represents an increase of 13.0% ($1.66 psf) over the prior rent in place on a cash, i.e., non-straight line basis. Details by sector are as follows:

                  Square     Previous            New
Sector              Feet     Face Rent        Face Rent         $ Increase       % Increase
---------           ----     ---------        ---------         ----------       ----------
Office            628,189      $ 18.87          $ 21.19             $ 2.32           12.3%
Retail            261,248         9.98            11.38               1.40           14.0%
Industrial        457,954         5.93             6.83                .90           15.2%
                  -------    ---------          -------           --------       ---------
Overall           1,347,391    $ 12.75          $ 14.41             $ 1.66           13.0%


Sector                 Avg Term          Avg Size         Avg TI
------                 --------          --------         ------
Office                    3.6              2,596         $  3.78
Retail                    5.8              3,680            1.30
Industrial                3.7              7,896            1.61
                        -------          --------         ------
Overall                   4.1              3,682         $  2.56

WASHINGTON REAL ESTATE INVESTMENT TRUST
Q4 AND YEAR TO DATE 1998 SUPPLEMENTAL DISCLOSURES
PAGE 6 OF 6


Note - All of the above amounts exclude the Sunrise Retirement Communities lease of 100% of the new 48,775 sf building WRIT is developing at 7900 Westpark Drive. This lease is for a 12 year term at an initial rent of $25.33, plus electric. This lease is excluded from the above amounts because it is in a newly constructed addition, i.e., the space has no prior history.